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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of earliest event
  reported:  June 8, 1995

                           AMERICAN AIRLINES, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                           1-2691                             13-1502798
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(State of                  (Commission File Number)                (IRS Employer
Incorporation)                                               Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas                               76155
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(Address of principal executive offices)                             (Zip Code)

                                (817) 963-1234
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                       (Registrant's telephone number)
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          Item 7. Exhibits.  The documents listed below are filed as Exhibits with reference to the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 33-42998) of American Airlines, Inc. (the "Company"). The Registration Statement and the Prospectus Supplement, dated June 8, 1995, to the Prospectus, dated June 5, 1992, relate to the offering of the Company's Pass Through Certificates, Series 1995-A.


4(a)(6) Form of Trust Supplement to the Pass Through Trust Agreement between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee.

4(b)(13) Form of Amended and Restated Trust Indenture and Security Agreement, relating to a Boeing 767-323ER Aircraft.

4(b)(14) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 767-323ER Aircraft.

4(b)(15) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 767-323ER Aircraft.

4(b)(16) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(13))

4(b)(17) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(14))

4(b)(18) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(15))

4(c)(13)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(c)(14) Form of Amendment to Participation Agreement relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(7))

4(c)(15)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.





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4(c)(16)         Form of Amendment to Participation Agreement relating to a
                 Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(8))

4(c)(17)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(c)(18) Form of Amendment to Participation Agreement relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(9))

4(d)(12)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(13) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(d)(14)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(15) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(d)(16)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(17) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(13)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(14) Form of First Amendment to Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(15)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(16) Form of First Amendment to the Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(17)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(18) Form of First Amendment to the Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(f)(7)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.





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4(f)(8)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(f)(9)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.

5(c)             Opinion of Bingham, Dana & Gould, counsel for the Trustee.

24(d)            Consent of Bingham, Dana & Gould, counsel to the Trustee.
                 (Included in Exhibit 5(c))

99(a)(1)         Bylaws of the Company, amended as of March 15, 1995.





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 AMERICAN AIRLINES, INC.



Dated: June 15, 1995                             By: /s/ CHARLES D. MARLETT
                                                     Charles D. MarLett
                                                     Corporate Secretary





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Exhibit          Exhibit Index
- -------          -------------
4(a)(6) Form of Trust Supplement to the Pass Through Trust Agreement between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee.

4(b)(13) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 767-323ER Aircraft.

4(b)(14) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 767-323ER Aircraft.

4(b)(15) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 767-323ER Aircraft.

4(b)(16) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(13))

4(b)(17) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(14))

4(b)(18) Form of Pass Through Equipment Note relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(b)(15))

4(c)(13)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(c)(14) Form of Amendment to Participation Agreement relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(7))

4(c)(15)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(c)(16) Form of Amendment to Participation Agreement relating to a Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(8))

4(c)(17)         Form of Participation Agreement relating to a Boeing 767-323ER
                 Aircraft.





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4(c)(18)         Form of Amendment to Participation Agreement relating to a
                 Boeing 767-323ER Aircraft. (Included in Exhibit 4(f)(9))

4(d)(12)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(13) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(d)(14)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(15) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(d)(16)         Form of Trust Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(d)(17) Form of First Amendment to Trust Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(13)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(14) Form of First Amendment to Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(15)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(16) Form of First Amendment to the Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(e)(17)         Form of Lease Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(e)(18) Form of First Amendment to the Lease Agreement relating to a Boeing 767-323ER Aircraft.

4(f)(7)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(f)(8)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.

4(f)(9)          Form of Refunding Agreement relating to a Boeing 767-323ER
                 Aircraft.





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5(c)             Opinion of Bingham, Dana & Gould, counsel for the Trustee.

24(d)            Consent of Bingham, Dana & Gould, counsel to the Trustee.
                 (Included in Exhibit 5(c))

99(a)(1)         Bylaws of the Company, amended as of March 15, 1995.





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